adaptive allocation portfolio

(a series of Northern Lights Variable Trust)

Supplement dated December 7, 2016 (effective at the close of business) to the Prospectus dated May 1, 2016

The Board of Trustees of Northern Lights Variable Trust (the “Trust”) has concluded that it is in the best interests of Adaptive Allocation Portfolio (the “Portfolio”), a series of the Trust, and its shareholders that the Portfolio cease operations. The Board has determined to close the Portfolio and redeem all outstanding shares on February 7, 2017.

Effective December 7, 2016, the Portfolio will not accept any purchases and may no longer pursue its stated investment objective. The Portfolio may begin liquidating its portfolio and may invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Portfolio are otherwise not available for purchase.

Prior to February 7, 2017, you may transfer your shares, including reinvested distributions, in accordance with procedures established by the insurance companies in connection with your variable annuity and/or flexible premium variable life insurance contracts. Your transfer from the Portfolio will have no federal income tax consequences. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT TRANSFERRED THEIR SHARES OF THE PORTFOLIO PRIOR TO FEBRUARY 7, 2017 WILL HAVE THEIR SHARES AUTOMATICALLY TRANSFERRED AS OF THAT DATE TO THE INSURANCE COMPANY MONEY MARKET ASSOCIATED WITH YOUR ACCOUNT. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE PORTFOLIO AT 1-866-263-9260.

This Supplement and the existing Prospectus dated May 1, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2016, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-866-263-9260.